UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 16, 2014

                                 AMERICANN, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-54231                27-4336843
   -------------------------        ----------------          ---------------
 (State or other jurisdiction     (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)

                          3200 Brighton Blvd., Unit 114
                                Denver, CO 80216
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000


                             1550 Larimer, Ste. 264
                                Denver, CO 80202
             -----------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement

     On June 16, 2014, the Company entered into an option agreement to purchase a five-acre parcel of undeveloped land in Denver, Colorado. The Company plans to develop the property as a facility called the "Denver Cannabis Center." Plans for the Denver Cannabis Center include the construction of a 126,000 square foot facility that would include greenhouse and indoor cultivation areas that will be sold to licensed cannabis operators. The Company does not cultivate, process or sell cannabis.

     Additional  plans  for  the  Denver  Cannabis  Center  include  a  cannabis
dispensary,   a  research  facility,  a  training  center,  an  infused  product production facility and corporate offices.

     The Company paid the seller $250,000 for the option which amount will be applied toward the purchase price of $2,250,000 at the closing. The closing must take place on or before July 31, 2014. If the Company fails to close by that date, through no fault of the seller, the Company will forfeit the $250,000 deposit.

     The Company plans to develop comparable facilities in other states that allow for the production and sale of cannabis. The Company's ability to develop the Denver Cannabis Center, as well as its plans for other states, is contingent upon its ability to obtain the capital required to fund the projects. The Company estimates that the cost to build and develop the Denver Cannabis Center will be approximately $8.5 million.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2014
                                      AMERICANN, INC.


                                      By:/s/ Timothy Keogh
                                         -----------------------------------
                                         Timothy Keogh, Chief Executive
                                         Officer